UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2011

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	N/A
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 28, 2011, Seagate Technology plc (or the “Company”) issued a press release updating its financial outlook for the fiscal quarters ended December 30, 2011 and March 30, 2012, respectively. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K including the exhibit hereto is “furnished” but shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated November 28, 2011, of Seagate Technology plc entitled “Seagate Technology Provides Updated Financial Outlook.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about our plans, strategies and prospects and estimates of industry growth for the fiscal quarter ending December 30, 2011 (the “December 2011 quarter”) and beyond, including, but not limited to, statements related to the Company’s  operating and financial performance in the December 2011 and March 2012 quarters and thereafter, and statements regarding customer demand for disk drives, industry pricing, the Company’s product mix and general market conditions. These statements identify prospective information and include words such as “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects” and similar expressions. These forward-looking statements are based on information available to the Company as of the date of this Current Report. Current expectations, forecasts and assumptions involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control. In particular, the uncertainty in global economic conditions continues to pose a risk to the Company’s operating and financial performance as consumers and businesses may defer purchases in response to tighter credit and negative financial news. Such risks and uncertainties also include, but are not limited to, the impact of the variable demand and the adverse pricing environment for disk drives, particularly in view of current business and economic conditions; dependence on the Company’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements and possible excess industry supply with respect to particular disk drive products; the Company’s ability to achieve projected cost savings in connection with restructuring plans; the risk that the previously announced transaction with Samsung Electronics Co., Ltd. (“Samsung”) will not be consummated and the risk that the Company will incur significant costs in connection with the transaction with Samsung; and significant disruption to the industry supply chain due to the severe flooding throughout parts of Thailand and the industry’s ability to recover from such disruption, which may pose a risk to the Company’s operating and financial performance. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on August 17, 2011 and Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission on October 27, 2011 which statements are incorporated into this Current Report by reference. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ PATRICK J. O’MALLEY
Name:	Patrick J. O’Malley
Title:	Executive Vice President and Chief Financial Officer

Date: November 28, 2011

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